U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): August 31, 1997


                         UNIVERSAL DISPLAY CORPORATION
                -----------------------------------------------
                (Exact Name of Registrant Specified in Charter)


       Pennsylvania                       1-12031               23-2372688
----------------------------          ----------------      -------------------
(State of Other Jurisdiction          (Commission File         (IRS Employer
      of Incorporation)                    Number)          Identification No.)


   Three Bala Plaza, East, Suite 104, Bala Cynwyd, Pennsylvania      19004
   ------------------------------------------------------------    ----------
             (Address of Principal Executive Officer)              (Zip Code)


       Registrant's telephone number, including area code: (610) 617-4010
                                                           --------------


                                      N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS
--------------------

As of June 30, 1997, the Company had outstanding warrants to purchase approximately 1.1 million shares of common stock at a per share price of $3.50 which expire on September 30, 1997. As of August 31, 1997, warrants to purchase 286,250 shares of Company common stock had been exercised. The Balance Sheet at August 31, 1997, included below, reflects the exercise of certain warrants and the receipt by the Company of $985,825 in proceeds from such exercises. As of September 15, 1997, additional warrants to purchase 67,500 shares of common stock have been exercised for which the Company received an additional $204,150. The weighted average number of shares reflected in the Consolidated Statement of Operations for the eight months ended August 31, 1997, which is included below, reflects the pro forma amount of shares as of September 15, 1997. The Consolidated Statement of Operations below, reflects the shares issued through September 15, 1997.

                  UNIVERSAL DISPLAY CORPORATION AND SUBSIDIARY
                          (a development-stage company)
                           CONSOLIDATED BALANCE SHEETS


                                                                                     August 31, 1997
                                                                                     ---------------
                                                                                       (Unaudited)
                                                                                     ---------------
ASSETS
------
CURRENT ASSETS:

   Cash and cash equivalents ......................................................     $1,193,718

   Short term investments .........................................................      1,149,000

   Other current assets  ..........................................................         38,818
                                                                                        ----------
      Total current assets ........................................................      2,381,536
                                                                                        ==========
PROPERTY AND EQUIPMENT, net of accumulated depreciation of $29,237 ................         52,704

DEPOSITS ..........................................................................         76,073
                                                                                        ----------
      Total Assets ................................................................      2,510,313
                                                                                        ==========


LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------

CURRENT LIABILITIES:

   Accounts payable and accrued expenses ..........................................         27,461
                                                                                        ----------
      Total current liabilities ...................................................         27,461
                                                                                        ==========

SHAREHOLDERS' EQUITY

Preferred Stock, par value $.01 per share, 5,000,000 shares authorized,
   200,000 shares designated Series A Nonconvertible Preferred, par value $.01 per share, 200,000 shares issued and outstanding
   (liquidation value of $7.50 per share or $1,500,000) ...........................          2,000

Common Stock, par value $.01 per share, 25,000,000 shares authorized,
   9,224,518 shares issued and outstanding ........................................         92,235

Additional paid-in capital ........................................................      8,922,308

Deficit accumulated during development-stage ......................................     (6,533,691)
                                                                                        ----------
      Total shareholders' equity ..................................................      2,482,852
                                                                                        ----------
      Total liabilities and shareholders' equity ..................................     $2,510,313
                                                                                        ==========


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


               CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
      (Using shares used from warrant exercises through September 15, 1997)


                                                                Period From
                                                                 Inception
                                            Eight Months      (June 17, 1994)
                                          Ended August 31,     to August 31,
                                                1997               1997
                                          ----------------    ---------------

OPERATING EXPENSES:
   Research and development ..............   $  753,506          $3,775,813
   General and administrative ............    1,025,048           2,973,832
                                             ----------          ----------
      Total operating expenses ...........    1,778,554           6,749,645

OTHER INCOME AND EXPENSES:
   Interest income .......................   $   97,640          $  215,954
                                             ----------          ----------
      Total other income and expenses ....       97,640
                                             ----------

NET LOSS .................................   $1,680,914          $6,533,691
                                             ----------          ----------

PRO FORMA NET LOSS PER COMMON SHARE ......   $    (0.19)
                                             ----------

PRO FORMA SHARES USED IN COMPUTING
   NET LOSS PER COMMON SHARE,
   AS OF SEPTEMBER 15, 1997 ..............    9,006,747
                                             ----------


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


                                   SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            UNIVERSAL DISPLAY CORPORATION


              Date: September 29, 1997      ------------------------------
                                            Sidney D. Rosenblatt
                                            (Executive Vice President, Chief
                                            Financial Officer, Treasurer and
                                            Secretary)


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